UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 12, 2023

Date of Report (Date of earliest event reported)

A SPAC I Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-41285	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 39, Marina Bay Financial Centre Tower 2, 10 Marina Boulevard Singapore, 018983	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6818-5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	ASCA	The Nasdaq Stock Market LLC
Warrants	ASCAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A Ordinary Share, no par value, three-fourths (3/4) of one redeemable warrant and one Right to acquire one-tenth (1/10) of one Class A Ordinary Share	ASCAU	The Nasdaq Stock Market LLC
Rights	ASCAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Merger Agreement

As previously disclosed in the Current Report on Form 8-K filed by A SPAC I Acquisition Corp., a British Virgin Islands business company (“A SPAC I” or the “Company”), with the Securities and Exchange Commission (the “SEC”) on February 16, 2023, A SPAC I entered into a Merger Agreement dated as of February 15, 2023 (the “Merger Agreement”) by and among (i) A SPAC I, (ii) NewGenIvf Limited, a Cayman Islands exempted company (“NewGen”), (iii) certain shareholders of NewGen (each, a “Principal Shareholder” and collectively, the “Principal Shareholders”), (iv) A SPAC I Mini Acquisition Corp., a British Virgin Islands business company (the “Purchaser”), and (v) A SPAC I Mini Sub Acquisition Corp., a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”).

On June 12, 2023, A SPAC I entered into a First Amendment to Merger Agreement (the “First Amendment”) with NewGen, Principal Shareholders, Purchaser and Merger Sub, to amend the Merger Agreement. Pursuant to the First Amendment, NewGen has agreed to provide non-interest bearing loans in an aggregate principal amount of up to $560,000 (the “Loan”) to A SPAC I to fund any amount that may be required in order to further extend the period of time available for A SPAC I to consummate a business combination and for A SPAC I’s working capital, payment of professional, administrative and operational fees and expenses, and other purposes as mutually agreed by A SPAC I and NewGen. Such loans will only become repayable upon the closing of the Acquisition Merger (as defined in the Merger Agreement). In addition, pursuant to the First Amendment, subject to receipt of at least $140,000 as part of the Loan from NewGen, A SPAC I agreed to waive its termination rights and the right to receive any Break-up Fee (as defined in the Merger Agreement) due to NewGen’s failure to deliver the U.S. GAAP Financials (as defined in the Merger Agreement) by February 28, 2023.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Issuance of Promissory Note

On June 12, 2023, the Company issued an unsecured promissory note in the aggregate principal amount of up to $200,000 (the “Note”) to A SPAC (Holdings) Acquisition Corp., the Company’s sponsor (the “Sponsor”). Pursuant to the Note, the Sponsor agreed to loan to the Company an aggregate amount of up to $200,000. The Note shall be payable promptly on demand and, in any event, no later than the date on which the Company terminates or consummates an initial business combination. Such Note is convertible into warrants having the same terms and conditions as the public warrants, at the price of $1.00 per warrant, at the option of the Sponsor. The Note does not bear interest.

The proceeds of the Note will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Amendments to Promissory Notes

As previously disclosed in the Current Reports on Form 8-K filed by A SPAC I with the SEC on February 3, 2023 and March 16, 2023, respectively, A SPAC I issued two unsecured promissory notes to the Sponsor dated as of January 27, 2023 (the “January Note”) and March 13, 2023 (the “March Note”, together with the January Note, the “Prior Notes”).

On June 12, 2023, A SPAC I entered into amendments to the Prior Notes (the “Amendments to the Promissory Notes”) with the Sponsor. Pursuant to the Amendments, the principal amounts outstanding under the Prior Notes shall be payable promptly on demand and, in any event, no later than the date on which the Company terminates or consummates an initial business combination.

The foregoing description of the Amendments to the Promissory Notes is qualified in its entirety by reference to the full text of the Amendments to the Promissory Notes, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01 Other Events

On June 13, 2023, the Company made a deposit of $90,000 (the “Extension Payment”) to the trust account and extended the period of time the Company has to consummate an initial business combination from June 17, 2023 to July 17, 2023. Following the deposit of the Extension Payment, the amount of funds remaining in the trust account was approximately $38.4 million.

Item 9.01 Exhibits

Exhibit No.	Description
2.1	First Amendment to the Merger Agreement, dated June 12, 2023, by and among A SPAC I, NewGen, Principal Shareholders, Purchaser and Merger Sub.
10.1	Promissory Note, dated June 12, 2023, issued to the Sponsor.
10.2	Amendment to January Note, dated June 12, 2023, by and among A SPAC I and the Sponsor
10.3	Amendment to March Note, dated June 12, 2023, by and among A SPAC I and the Sponsor
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2023

A SPAC I ACQUISITION CORP.

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	Chief Executive Officer and Chief Financial Officer

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